                                                                    Exhibit 99.1
                             STOCKHOLDERS' AGREEMENT
                             -----------------------


                  This STOCKHOLDERS' AGREEMENT (the "Agreement") is being entered into this _____ day of _______________, 1996, by and between DNX Corporation, a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), Sherby N.V., a Netherlands Antilles corporation ("Sherby"), Dr. Gerald Rittershaus, acting solely in his capacity as trustee ("Rittershaus") pursuant to an Agreement among Rittershaus, Dr. Jack Barbut and Alec Hackel, dated August 29, 1991 (the "Rittershaus Trust Agreement"), Manfred Wissmann, acting solely in his capacity as trustee ("Wissmann" and, together with Rittershaus, the "Trustees") pursuant to an Agreement among Wissmann, Dr. Jack Barbut and Alec Hackel, dated March 22, 1990 (the "Wissmann Trust Agreement" and, together with the Rittershaus Trust Agreement, the "Trust Agreements"), Dr. Jack Barbut ("Barbut"), Alec Hackel ("Hackel"), Dr. John Christian Jensen ("Jensen", collectively with Sherby, Barbut and Hackel, the "Stockholders") and Ms. Martha Lee Reynolds ("Reynolds"), Mr. Barry Dvorchik ("Dvorchik"), Ms. Christine Dune-Kraatz ("Kraatz"), Dr. Gerald Rittershaus, acting solely in his capacity as trustee (the "Employee Trustee") pursuant to a Trust Agreement between the Employee Trustee and Kraatz dated December 12, 1989 (the "Employee Trust Agreement"), and Ms. Bettina Donhardt ("Donhardt" and, together with Reynolds, Dvorchik and Kraatz, collectively, the "Employee Stockholders").



                                    RECITALS
                                    --------

                  A. The Issuer, the Trustees and the Stockholders, among others, are parties to each of (i) a Share Exchange Agreement (the "Exchange Agreement") with respect to BioClin Europe AG, a Swiss corporation ("BioClin Europe"), Kilmer N.V., a Netherlands Antilles corporation ("Kilmer"), and BioClin GmbH, a German corporation ("BioClin Germany"), (ii) a Share Acquisition Agreement (the "Acquisition Agreement") with respect to BioClin Institute of Clinical Pharmacology GmbH, a German corporation ("BioClin Institute"), and (iii) a Merger Agreement (the "Merger Agreement") with respect to BioClin, Inc., a Delaware corporation ("BioClin/U.S." and, together with BioClin Europe, Kilmer, BioClin Germany and BioClin Institute, collectively, the "BioClin Affiliates"), each dated August 19, 1996 (the Exchange Agreement, the Acquisition Agreement and the Merger Agreement collectively, the "Securities Exchange Agreements"), pursuant to which the Issuer will, among other things, directly, or indirectly, issue to the Stockholders (or to the Trustees on behalf of Barbut and Hackel) and the Employee Stockholders (or to the Employee Trustee on behalf of Kraatz) shares (the "Acquiror Shares") of its Common Stock, par value $0.01 per share (the "Common Stock").

                  B. The Issuer has agreed to provide the Stockholders with the right to designate one, or upon the earlier of March 31, 1997 or the next vacancy, two, directors, for election to the Board of Directors of the Issuer (the "Board").

                  C. The Issuer has agreed to provide to the Stockholders and the Employee Stockholders certain registration rights with respect to the Common Stock.

                  D. The Issuer, the Trustees, the Stockholders and the Employee Stockholders are entering into this Agreement to set forth the terms and conditions applicable to such designation of directors to the Board, the grant and exercise of such registration rights and certain indemnification arrangements.

                  E. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning given to such terms in the Securities Exchange Agreements.

                  NOW THEREFORE, for the consideration set forth in the Securities Exchange Agreements and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the Issuer agrees with the Trustees and the Stockholders as follows:


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                                    ARTICLE I
                                    ---------
                                   DEFINITIONS
                                   -----------

                  1.1 As used in this Agreement, the following terms have the following meanings:

                         (i) "AFFILIATE" means, as to any Person, another Person which controls, is controlled by or is under common control with, such Person;

                        (ii) "COMMISSION" means the Securities and Exchange Commission.

                       (iii) "CUTBACK REGISTRATION" means any registration in which the managing underwriter advises the Issuer that marketing factors require a limitation of the number of shares of Common Stock to be underwritten in such registration;

                        (iv) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder;

                         (v) "PERSON" means a corporation, association, joint venture, partnership, limited liability company, trust, business, individual, government or political subdivision thereof, or any governmental agency;

                        (vi) "PERMITTED INTERRUPTION" has the meaning set forth in Section 3.8.

                       (vii) "PIGGYBACK REGISTRATION" means any registration which is not a First Tranche Requested Registration (other than a registration on Form S-4 or Form S-8 promulgated pursuant to the Securities Act);

                      (viii) "REGISTER", "REGISTERED" and "REGISTRATION" refer to a registration of Common Stock effected by preparing and filing with the Commission a registration statement in



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                                    compliance with the Securities Act and the
                                    declaration or ordering of the effectiveness of such registration statement by the Commission;

                        (ix) "REGISTRABLE SECURITIES" means the Common Stock issued or issuable to any Stockholder (or to the Trustees on behalf of any Stockholder) or any Employee Stockholder (or the Employee Trustee on behalf of any Employee Stockholder) pursuant to the Securities Exchange Agreements; PROVIDED that, as to any particular securities, such securities will cease to be Registrable Securities upon the first to occur of the following: (i) such securities have been sold to the public pursuant to a registration or pursuant to Rule 144 promulgated by the Commission pursuant to the Securities Act (or any similar rule then in force); or (ii) such securities have been exchanged, substituted or replaced by securities that have been registered under the Securities Act.

                         (x)        "REQUESTED REGISTRATION" means a
                                    registration requested under Section 3.2 by the Stockholders.

                        (xi) "SECURITIES ACT" means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.


                                   ARTICLE II
                                   ----------
                            DESIGNATION OF DIRECTORS
                            ------------------------


                  2.1 RIGHT TO NOMINATE A DIRECTOR OF ISSUER. (a) The Issuer shall take all actions reasonably within its power on or prior to the fifth
(5th) business day after the closing of the transactions contemplated by the Securities Exchange Agreements (the "Closing") to elect to the Board one (1) member who is designated by the Stockholders, and upon the earlier to occur of March 31, 1997 or the next vacancy on the Board, one (1)


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additional member who is designated by the Stockholders (each person so designated, a "Stockholder Nominee").

                  (b) Each Stockholder Nominee, regardless of whether to be appointed or elected, shall be reasonably acceptable to the Issuer, except that the Issuer hereby agrees that Barbut and Jensen are acceptable Stockholder Nominees.

                  (c) Notwithstanding any provision contained herein to the contrary, at any time prior to the election of the second Stockholder Nominee to the Board, in accordance with Section 2.1(a), one other person (the "Auditing Nominee") shall have the right to attend and speak (but not vote) at all regular and special meetings of the Board and, upon notice from the Stockholders of the identity and address of such Auditing Nominee, the Issuer will cause all notices of such meetings and all written materials prepared for such meetings to be sent to such Auditing Nominee at the same time that such notices and materials are sent to the members of the Board. Any Auditing Nominee shall be reasonably acceptable to the Issuer, except that the Issuer hereby agrees that each of Barbut and Jensen is an acceptable Auditing Nominee. Any Auditing Nominee shall become a party hereto unless already a party hereto. Such Auditing Nominee hereby acknowledges its obligations under the federal securities laws to not trade in the Common Stock while in possession of material non-public information relating to the Issuer and hereby agrees to not so trade.


                                   ARTICLE III
                                   -----------
                             REGISTRATION PROVISIONS
                             -----------------------

                  3.1 PIGGYBACK REGISTRATION. Subject to Permitted Interruptions as provided for in Section 3.8, if at any time after the Closing, and from time to time thereafter, the Issuer proposes to effect a Piggyback Registration for its account or for the account of a security holder or holders, the Issuer shall:

                  (a) promptly give to each Stockholder and Employee Stockholder written notice thereof (which written notice shall include a list of the jurisdictions in which the Issuer intends to attempt to qualify such securities under or otherwise comply with the applicable blue sky or other state securities laws); and



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                  (b) include in such registration (and any related
qualification under or other compliance with blue sky or other state securities laws), and in any underwriting involved therein, all the Registrable Securities specified in a written request, made within fifteen (15) days after receipt of such written notice from the Issuer, by any Stockholder (or the Trustees on behalf of any Stockholder) or any Employee Stockholder (or the Employee Trustee on behalf of any Employee Stockholder); PROVIDED, HOWEVER, that if such registration is a Cutback Registration, then (i) if such registration is a registration on behalf of the Issuer for its own account, the Issuer shall register in such registration (A) first, the shares of Common Stock the Issuer proposes to sell in such registration, and (B) second, the shares of Common Stock that are Registrable Securities held by the Stockholders, the Employee Stockholders and any other shares of Common Stock requested to be included therein by persons entitled to piggyback registration rights (the "Other Holders"), on a pro rata basis, based upon the number of shares of Common Stock each Stockholder, Employee Stockholder and each Other Holder originally sought to include in such registration; and (ii) if such registration is a Piggyback Registration that is solely a secondary registration requested by, and being made on behalf of, holders of Common Stock other than the Stockholders or the Employee Stockholders (the "Demanding Holders"), the Issuer shall register in such registration (A) first, the shares of Common Stock proposed to be sold by the Demanding Holders, and (B) second, the shares of Common Stock that are Registrable Securities held by the Stockholders, the Employee Stockholders and any other shares of Common Stock requested to be included therein by the Other Holders, on a pro rata basis, based upon the number of shares of Common Stock each Stockholder, Employee Stockholder and each Other Holder originally sought to include in such registration.

                  3.2 REQUESTED REGISTRATION. Subject to Permitted Interruptions as provided for in Section 3.8:

                  (a) FIRST TRANCHE REQUESTED REGISTRATION. At any time following the second anniversary of the Closing, the Stockholders, acting together, may make a written request to the Issuer for one (1) registration (including any related qualification under or compliance with blue sky or other state securities laws) of up to thirty-eight percent (38%) of the Registrable Securities owned by them (or by the Trustees on their



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behalf) to be allocated among the Stockholders as agreed by them
("First Tranche Requested Registration").

                  (b) SECOND TRANCHE REQUESTED REGISTRATION. At any time following the fifth anniversary of the Closing, the Stockholders, acting together, may make a written request to the Issuer for one (1) registration (including any related qualification under or compliance with blue sky or other state securities laws) of all or part of the Registrable Securities owned by them (or by the Trustees on their behalf) to be allocated among the Stockholders as agreed by them ("Second Tranche Requested Registration").

                  (c) REQUEST AND REGISTRATION PROCEDURES. The offering of such Registrable Securities pursuant to such Requested Registration shall be in the form of an underwritten public offering. Each request to the Issuer for registration shall specify whether the registration is a First Tranche Requested Registration or a Second Tranche Requested Registration and the number of shares of Common Stock that are Registrable Securities proposed to be registered and the allocation of such Registrable Securities among the Stockholders. After receipt of such request, the Issuer shall, subject to Permitted Interruptions, use its best efforts diligently to effect such Requested Registration (and related qualifications and compliances (including, without limitation, the execution of an undertaking to file post-effective amendments and appropriate qualifications under or other compliance with the applicable blue sky or other state securities laws)) of the Registrable Securities which the Issuer has been so requested to register by the Stockholders exercising the Requested Registration rights ("Requesting Holders").

                  (d) PRIORITY ON REQUESTED REGISTRATIONS. If any Requested Registration is a Cutback Registration, the Issuer shall register in such registration (i) first, the Registrable Securities which any Requesting Holder seeks to include in such registration, on a pro rata basis based upon the number of shares of Common Stock each such Requesting Holder seeks to include in such registration and (ii) second, the Registrable Securities held by the Employee Stockholders that have exercised their Piggyback Registration rights in accordance with Section 3.1 (the "Piggyback Holders") (with respect to a Second Tranche Requested Registration) and any other shares of Common Stock requested to be included in such registration by the Other Holders, on a pro



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rata basis, based upon the number of shares of Common Stock each Piggyback
Holder and each Other Holder, as applicable, seeks to include in such registration.

                  (e) UNDERWRITING. Any Requesting Holder shall so advise the Issuer as a part of the request made pursuant to this Section 3.2 of such Requesting Holder's selection of an underwriter for the offering; PROVIDED that such underwriter must be reasonably satisfactory to the Issuer. If another Stockholder disapproves of the terms of the underwriting, such Stockholder may elect to withdraw therefrom by written notice to the Issuer and the managing underwriter, and each of the remaining Stockholders shall be entitled to increase the number of shares being registered, to the extent permitted by the managing underwriter, in the proportion which the number of shares of Registrable Securities being registered by such Stockholder bears to the total number of shares being registered by all such remaining Stockholders.

                  3.3 EXPENSES OF REGISTRATION.
                      -------------------------

                  (a) PIGGYBACK REGISTRATION. All expenses incurred in connection with a Piggyback Registration which, but for such Piggyback Registration, would not have been incurred by the Issuer (including, without limitation, fees and disbursements of counsel or independent certified public accountants for any Stockholder or Employee Stockholder, additional filing and/or listing fees, additional expenses to secure qualification of such securities under state securities laws, additional reasonable fees and disbursements of counsel or independent certified public accountants for the Issuer) shall be for the account of, and shall be paid by the Stockholders and the Employee Stockholders participating in such Piggyback Registration or, to the extent such expenses have already been paid by the Issuer, shall be promptly reimbursed to the Issuer by the Stockholders and the Employee Stockholders participating in such Piggyback Registration within ten (10) business days after written request therefor by the Issuer. The Stockholders and the Employee Stockholders shall pay all underwriters' fees, discounts or commissions relating to any Registrable Securities included in any Piggyback Registration.

                  (b) REQUESTED REGISTRATION. All expenses incurred by the Issuer or the Stockholders in connection with a Requested Registration (including, without limitation, all registration,



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filing and qualification fees, printing expenses, fees and disbursements of counsel for the Issuer and the Issuer's independent certified public accountants (subject to the exceptions described herein) and all underwriters' fees, discounts or commissions relating to any Registrable Securities included in any such registration) shall be for the account of and paid by the Stockholders whose Registrable Securities are included in the Requested Registration, except that the Issuer shall pay up to $75,000 of the fees and disbursements of the Issuer's counsel and independent certified public accountants in connection with any Requested Registration.

                  (c) Notwithstanding any provision of this Section 3.3 to the contrary, in no event shall the Issuer be required to pay underwriters' fees, discounts or commissions relating to any Registrable Securities.

                  (d) In the event that a Requested Registration is withdrawn prior to the effective disposition under a registration statement of the Registerable Securities thereby registered, the request relating to such Requested Registration shall be deemed not to have been made and registration shall be deemed not to have been effected under this Article III if the Issuer is reimbursed by the relevant Stockholders for the expenses incurred by it in connection with the withdrawn Requested Registration.

                  3.4 REGISTRATION PROCEDURES.
                      ------------------------

                  (a) In the case of each registration, qualification or compliance effected by the Issuer pursuant to this Article III, the Issuer shall keep each Stockholder and Employee Stockholder included in such registration advised in writing as to the initiation, progress, and effective date of each registration, qualification and compliance, and, at its or such Stockholder's or Employee Stockholder's expense to the extent provided in Section 3.3, the Issuer shall:

                           (i) before filing a registration statement or
                  prospectus or any amendment or supplements thereto subject to this Article III, the Issuer shall furnish to counsel selected by any Stockholder or Employee Stockholder such copies of all such documents proposed to be filed and the portions of such documents provided in writing by such Stockholder or Employee Stockholder for use therein and for which such Stockholder or



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                  Employee Stockholder shall indemnify the Issuer pursuant to
                  Section 4.1(b) of this Agreement, as such counsel shall reasonably request;

                           (ii) subject to Section 3.4(b) below, keep each
                  registration, qualification or compliance effective for (A) the period required by the managing underwriter in the case of an underwritten offering of Registerable Securities, but in no event for more than ninety (90) days, or (B) a period of ninety (90) days in the case of a non-underwritten offering of Registerable Securities, in either case, plus any number of days that the Stockholders are unable to use a prospectus pursuant to Section 3.4(b) below (the "Registration Period"); and

                           (iii) furnish such number of prospectuses (including
                  preliminary prospectuses) and other documents filed with the Commission as part of the registration statement as such Stockholders or Employee Stockholders from time to time may reasonably request.

                  (b) If, within the Registration Period, there occurs any development or any event which makes any statement in the registration statement or any post-effective amendment thereto, or any document incorporated therein by reference, untrue in any material respect or which requires the making of any changes in the registration statement or post-effective amendment thereto or prospectus or amendment or supplement thereto, so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading, the Issuer shall immediately notify each Stockholder and Employee Stockholder whose Registrable Securities are included in such registration of the occurrence thereof and, as soon as reasonably practicable, prepare and furnish to each such Stockholder and Employee Stockholder, a reasonable number of copies of an amended or supplemented prospectus so that, as thereafter delivered to purchasers of Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Stockholder and Employee



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Stockholder agrees that, upon receipt of any notice from the Issuer pursuant to this Section 3.4(b), such Stockholder or Employee Stockholder shall forthwith discontinue disposition of Registrable Securities until it shall have received copies of such amended or supplemented prospectus, and, if so directed by the Issuer, shall deliver to the Issuer all copies, other than permanent file copies, then in its possession of the prospectus covering Registrable Securities at the time of receipt of such notice.

                  (c) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Issuer shall enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Issuer and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities and contribution to the effect and to the extent provided in Section 4.1 and an opinion of counsel for the Issuer dated the date of the closing under the underwriting agreement, and providing that the Issuer shall use its best efforts to furnish a "comfort" letter signed by the independent public accountants who have audited the Issuer's financial statements included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of Issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements. The Stockholders and the Employee Stockholders on whose behalf the Registrable Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement.

                  (d) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Issuer shall give the underwriters, and their counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Issuer with its officers and the independent public accountants who have certified the Issuer's financial statements as shall be necessary, in the opinion of such



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underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

                  (e) If at any time the Commission should institute or threaten to institute any proceeding for the purposes of issuing, or should issue, a stop order suspending the effectiveness of a registration statement which registered Registrable Securities under the Securities Act, the Issuer will promptly notify each Stockholder and Employee Stockholder whose Registerable Securities are registered thereunder and will use its best efforts to prevent the issuance of any such stop order or to obtain the withdrawal thereof as soon as possible. The Issuer will advise each Stockholder and Employee Stockholder whose Registerable Securities are registered promptly of any order or communication of any public board or body addressed to the Issuer suspending or threatening to suspend the qualification of any Registerable Securities for sale in any jurisdiction.

                  3.5 INFORMATION BY STOCKHOLDERS. If Registrable Securities owned by any Stockholder or any Employee Stockholder are included in any registration, such Stockholder or Employee Stockholder shall furnish to the Issuer such information regarding itself and the distribution proposed by such Stockholder or Employee Stockholder as the Issuer may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Article III.

                  3.6 HOLDBACK AGREEMENTS.
                      --------------------

                  (a) In connection with the registration of Registrable Securities on behalf of any Stockholder or any Employee Stockholder, or in the event that any Stockholder or any Employee Stockholder was offered an opportunity to participate in a Piggyback Registration pursuant to Section 3.1 but declined to so participate, such Stockholder or Employee Stockholder will agree not to effect any public sale or distribution of the issue of securities being registered or a similar security of the Issuer or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Issuer or



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the managing underwriter or underwriters in the case of an underwritten public offering.

                  (b) The Issuer on its own behalf and on behalf of affiliates controlled by the Issuer agrees not to effect any public sale or distribution of any securities similar to those being registered in accordance with Sections 3.1 and 3.2 (other than similar securities registered on Form S-4 or Form S-8 or any successor forms) or any securities convertible into or exchangeable or exercisable for such securities, during the fourteen (14) days prior to, and during the ninety (90) day period beginning on, the effective date of any registration statement (except as part of such registration).

                  3.7 FUTURE REGISTRATION RIGHTS.
                      ---------------------------

                  (a) The Issuer shall not hereafter agree with the holders of any securities issued or to be issued by the Issuer to register such securities under the Securities Act unless such agreement specifically provides that (a) such holder of securities may not participate in any Piggyback Registration except as provided in Section 3.1, (b) such holder of such securities may not participate in any Requested Registration except as provided in Section 3.2, and
(c) such securities may not be publicly offered or sold for a period beginning at least fourteen (14) days before and ending at least ninety (90) days after the date upon which such registration statement becomes effective. No provision of this Section 3.7 shall be deemed violated by the future grants of registration rights provided that such rights are subject to the foregoing restrictions and are exercisable on a pro rata basis with all other holders of such rights and the Issuer will not be required to obtain the consent of any party hereto with respect to such future grants.

                  (b) From and after the date hereof, the Issuer shall not enter into any agreement with any holder or prospective holder of any securities of the Issuer providing for the granting to such holder of registration rights (including demand registration rights which, by their terms, do not permit the inclusion of shares of parties other than the holders of such demand registration rights) that entitle such holder to priority over the Stockholders or the Employee Stockholders with respect to registration of the securities of the Issuer.



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                  3.8 PERMITTED INTERRUPTION. Notwithstanding any provision of this Article III to the contrary, the Issuer shall not be required to prepare or file a registration statement, amendment or post-effective amendment thereto or prospectus supplement or to supplement or amend any registration statement or otherwise facilitate the offering and sale of Registrable Securities, and the Issuer shall be free to take or omit to take any other action that would result in the impracticality of such filing, supplement or amendment, if (a) financial statements satisfying the requirements of the Securities Act and Regulation S-X promulgated by the Commission cannot with reasonable efforts be obtained, (b) the Issuer is in possession of material non-public information, which, in the exercise of reasonable judgment by the Issuer's Board, the Issuer deems advisable not to disclose in a registration statement at that time or (c) such filing, supplement or amendment (and any required disclosure therein), in the good faith and reasonable judgment of the Issuer's Board, would jeopardize the completion of an acquisition, divestiture or other similar transaction that the Issuer is in at such time negotiations therefor (any period described in this Section 3.8 during which the Issuer is not required to make such filing, supplement or amendment being herein a "PERMITTED INTERRUPTION"). The Issuer agrees to notify each Stockholder and Employee Stockholder upon each of the commencement and termination of each Permitted Interruption. The Issuer shall state in the notice to the Stockholders and the Employee Stockholders of the commencement of a Permitted Interruption the general nature of the cause for such Permitted Interruption, subject to any restrictions against such disclosure imposed by applicable confidentiality arrangements. Each Stockholder and Employee Stockholder hereby acknowledges its obligations under the federal securities laws to not trade in the Common Stock while in possession of material non-public information relating to the Issuer and hereby agrees to not so trade.

                  3.9 DELIVERY OF TRANSFERABLE CERTIFICATES. Upon a registration statement applicable thereto becoming effective, the Issuer shall issue to each Stockholder and Employee Stockholder whose Registerable Securities are registered thereunder certificates representing the Registerable Securities whose sale has been so registered in exchange for certificates bearing a restrictive legend. Each such Stockholder and Employee Stockholder hereby agrees that in the event of a stop order being issued in respect of the registration statement relating to the sale of Registerable Securities registered on its or his behalf,



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such Stockholder or Employee Stockholder will, without prejudice to any rights hereunder, surrender or cause to be surrendered to the Issuer those certificates delivered pursuant to this Section 3.9 without legend and will accept, in exchange therefor, substitute certificates or instruments bearing an appropriate legend.

                  3.10 TRANSFERABILITY OF RIGHTS. Each Stockholder and Employee Stockholder, and any permitted transferee of such Stockholder or Employee Stockholder, may transfer to one (but only one) person all (but not less than all) of his rights under this Article III in connection with the transfer of Registrable Securities to such person; provided, however, that such transferee shall become a party to this Agreement and such transferee's rights shall be subject to the provisions and limitations of this Agreement.


                                   ARTICLE IV
                                   ----------
                          INDEMNIFICATION AND REMEDIES
                          ----------------------------

                  4.1 INDEMNIFICATION RELATING TO REGISTRATION RIGHTS.
                      ------------------------------------------------

                  (a) With respect to any registration, qualification or compliance effected or to be effected pursuant to Article III of this Agreement, the Issuer shall indemnify each Stockholder and Employee Stockholder whose securities are included or are to be included therein, each underwriter (as defined in the Securities Act) of the securities sold by such Stockholder or Employee Stockholder, and each Person who controls (within the meaning of the Securities Act) any such Stockholder, Employee Stockholder or underwriter (a "CONTROLLING PERSON") from and against all losses, damages and liabilities (or actions in respect thereof) arising out of or based on any claim, cause of action, proceeding or litigation asserted or commenced or threatened against any such Stockholder, Employee Stockholder or any such underwriter or Controlling Person concerning:

                           (i) any untrue statement (or alleged untrue
                  statement) of a material fact contained in any prospectus or any related registration statement incident to any such registration, qualification or compliance;

                           (ii) any omission (or alleged omission) to state
                  therein a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading; or

                           (iii) any violation by the Issuer of the Securities
                  Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer;

in each case, relating to action or inaction required of the Issuer in connection with any such registration, qualification or compliance, and subject to Section 4.6 below, shall reimburse each such Person entitled to indemnity under this Section 4.1(a) for all legal and other expenses incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on (i) any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder, Employee Stockholder or by or on behalf of such an underwriter specifically for use in such prospectus or registration statement; or (ii) any untrue statement (or alleged untrue statement) or omission (or alleged omission) contained in a prospectus delivered prior to the delivery by the Issuer to the Stockholders and the Employee Stockholders of a notice pursuant to Section 3.4(b); PROVIDED that the Issuer made available to the Stockholders and the Employee Stockholders a corrected prospectus which the Stockholders and the Employee Stockholders failed to deliver to holders who had received the prior inaccurate prospectus.

                  (b) With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Stockholder and Employee Stockholder whose securities are included or are to be included therein, shall indemnify the Issuer, its directors and officers, and, if and to the extent required by the underwriters of an underwritten offering in which such Stockholder or Employee Stockholder will be selling Registrable Securities, each underwriter (as defined in the

Securities Act) of the securities sold by such Stockholder or Employee Stockholder and each Person who controls (within the meaning of the Securities
Act) the Issuer or any such underwriter (a "CONTROLLER") from and against all losses, damages and liabilities (or actions in respect thereof) arising out of or based on any claim, cause of action, proceeding or litigation asserted or commenced against the Issuer or any of its directors and officers or any such underwriter or Controller concerning:

                           (i) any untrue statement (or alleged untrue
                  statement) of a material fact contained in any prospectus or related registration statement incident to any such registration, qualification or compliance;

                           (ii) any omission (or alleged omission) to state
                  therein a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading; or

                           (iii) any violation by such Stockholder of the
                  Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such Stockholder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such Stockholder;

in each case, relating to action or inaction required of such Stockholder or Employee Stockholder in connection with any such registration, qualification or compliance, and subject to Section 4.6 below, shall reimburse each such Person entitled to indemnity under this Section 4.1(b) for all legal and other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; PROVIDED, HOWEVER, that, the foregoing indemnity and reimbursement obligation shall only be applicable to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Stockholder or Employee Stockholder specifically for use in such prospectus or other document.

                  4.2 INDEMNIFICATION BY THE STOCKHOLDERS. (a) Subject to the limitations set forth in this Article IV, the

Stockholders, jointly and severally, shall indemnify and hold harmless the Issuer and its Representatives, stockholders, controlling persons and Affiliates (collectively, the "Issuer Indemnified Persons") for, and shall pay (in the manner provided in Section 4.7(b)) to the Issuer Indemnified Persons the amount of, any loss, liability, claim, damage (including, with respect to matters unrelated to the Identified Liabilities (as defined in Section 4.5), incidental and consequential damages), expense (including, without limitation, defense costs in connection with third-party claims) or deficiency (including interest, penalties and reasonable attorneys' fees), whether or not involving a third-party claim (collectively, "Damages"), that any Issuer Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to any Identified Liability (as defined in Section 4.5) or any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of the Trustees, the BioClin Affiliates or the Stockholders contained in this Agreement, any Share Exchange Agreement or in any other document or instrument delivered pursuant hereto or thereto.

                  (b) The indemnity by the Stockholders set forth in Section 4.2(a) with respect to Damages arising out of any Identified Liability shall continue until the earlier of December 31, 1999 and the date on which the amount, if any, of all such Damages is finally determined, and the indemnity by the Stockholders set forth in Section 4.2(a) with respect to all other Damages shall continue until the date of the independent auditor's report with respect to the audited consolidated financial statements of the Issuer for fiscal 1996 (the "Report Date"); provided, however, that in the event that as of December 31, 1999 with respect to any Identified Liability or as of the Report Date with respect to all other Damages any Issuer Indemnified Person can establish the existence but not the amount of any such Damages, and shall have given written notice thereof to the Stockholders on or prior to December 31, 1999 or the Report Date, as applicable, depending upon the facts and circumstances existing at such time, the Stockholders and the Issuer may agree to extend the indemnity with respect to any such Damages until the date on which the amount, if any, of all such Damages is finally determined.

                  4.3 INDEMNIFICATION BY ISSUER. (a) Subject to the limitations set forth in this Article IV, the Issuer shall indemnify and hold harmless the Trustees and the Stockholders and their Representatives, shareholders, controlling persons and Affiliates (collectively, the "Stockholders' Indemnified Persons") for, and shall pay (in the manner provided in Section 4.7(a)) to the Stockholders' Indemnified Persons the amount of, any Damages that any Stockholders' Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to any inaccuracy of any representation or the breach of any warranty, covenant, undertaking or other agreement of the Issuer contained in this Agreement, any Securities Exchange Agreement or in any other document or instrument delivered pursuant hereto or thereto.

                  (b) The indemnity by the Issuer set forth in Section 4.3(a) shall continue until the Report Date; provided, however, that in the event that as of the Report Date any Stockholders' Indemnified Person can establish the existence but not the amount of any such Damages, and shall have given written notice thereof to the Issuer on or prior to the Report Date, depending upon the facts and circumstances existing at such time, the Stockholders and the Issuer may agree to extend the indemnity with respect to any such Damages until the date on which the amount, if any, of all such Damages is finally determined.


                  4.4 THRESHOLD AND CAP. Notwithstanding any provision contained herein or in any Securities Exchange Agreement to the contrary, with respect to Damages contemplated by Sections 4.2 and 4.3 other than those arising, directly or indirectly, from or in connection with any Identified Liability, (i) no party shall be entitled to any recovery from any other party with respect to any such inaccuracy or breach which, pursuant to any Securities Exchange Agreement, would have entitled such party not to perform its obligations thereunder, if such party is informed in writing pursuant to Section 7.6 of any Securities Exchange Agreement or otherwise has knowledge of such inaccuracy or breach prior to Closing and such party nonetheless consummates the Closing, and (ii) no party shall be entitled to recover Damages from any other party until the Damages sustained by such party under this Agreement and the Securities Exchange Agreements exceed, in the aggregate, U.S. $100,000 (the "Threshold"), and then only amounts over and above such Threshold, and in no event shall the amount of all such Damages to be recovered by the Issuer Indemnified Persons and the Stockholders' Indemnified Persons exceed an aggregate amount of U.S. $ (the "Cap") [10% OF THE CLOSING VALUE OF THE ACQUIROR SHARES.] Neither the Threshold nor the Cap shall apply to any Damages arising, directly or indirectly, from or in connection with any Identified Liability.

                  4.5 IDENTIFIED LIABILITIES. For purposes of this Agreement, "Identified Liabilities" means any and all liabilities or Damages (including, without limitation, defense costs in connection with any third-party claim) that any Issuer Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to (i) the pending or threatened litigation involving, among others, BioClin, Inc. and Dr. William H. Barr and/or any recovery by Dr. Barr, pursuant to any statutory dissenter's rights to which Dr. Barr may be entitled with respect to the common stock of BioClin, Inc. that he owns, of any amounts that exceed the market value on the Closing Date of the Acquiror Shares issuable to Dr. Barr pursuant to the Merger Agreement (collectively, the "Barr Liability"); (ii) the pending litigation between BioClin, Inc. and Virginia Commonwealth University, but only to the extent the aggregate amount of such liability or Damages (including for this purpose the amount of such liability previously satisfied by BioClin through the payment of amounts due to employees and contractors ($ in the aggregate), cash payments ($ through June 30, 1996), the transfer of non-cash assets to VCU ($107,000 in aggregate value), all payments received by VCU with respect to analytical contracts assigned to VCU and the value of services provided by BioClin, Inc. which are applied to reduce such liability) exceed $1,080,000 (the "VCU Liability"); and (iii) the pending litigation filed in Texas titled Linda Gail Frase v. BioClin, Inc. and Jack Barbut, but only to the extent such liability or Damages exceed $25,000 (the "Barbut Liability").

                  4.6 PROCEDURE. (a) Any party seeking indemnification pursuant to this Article IV (the "Indemnified Person") from another party (the "Indemnifying Person") may proceed directly against such Indemnifying Person under this Section 4.6 without first resorting to any other rights of indemnification; PROVIDED, HOWEVER, that no Indemnifying Person shall be obligated hereunder to the extent an Indemnified Person has already received, or shall receive, full indemnification or reimbursement from another source.

                  (b) In the event any action, suit or proceeding shall be brought against any Indemnified Person in connection with any matter for which indemnification may be sought by such Indemnified Person pursuant to this
Article IV, the Indemnifying Person may, and upon the request of such Indemnified Person shall, at the Indemnifying Person's expense, resist and defend such action, suit or proceeding, or cause the same to be resisted or defended, by counsel selected by the Indemnifying Person, subject to the approval, which shall not be unreasonably withheld, of such Indemnified Person and, in the event of any failure by the Indemnifying Person to do so, the Indemnifying Person shall pay all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by such Indemnified Person in connection with such action, suit or proceeding.

                  (c) In case any claim is made, or any suit or action is commenced, against an Indemnified Person in respect of which indemnification may be sought by such Indemnified Person pursuant to this Article IV, such Indemnified Person shall promptly give the Indemnifying Person notice thereof. If any Indemnified Person fails to give prompt notice of any claim being made or any suit or action being commenced in respect of which indemnification under this Article IV may be sought, such failure shall not limit the liability of the Indemnifying Person; PROVIDED, HOWEVER, that this provision shall not be deemed to limit the Indemnifying Person's rights to recover for any loss, cost or expense which such Indemnifying Person can establish resulted from such failure to give prompt notice.

                  4.7 PAYMENT OF INDEMNITY. (a) The Issuer shall pay all amounts in satisfaction of its indemnification obligations under Section 4.3 by delivering to such Stockholders' Indemnified Persons such number of shares of Common Stock computed by dividing the aggregate dollar amount of such Damages subject to indemnification thereunder by the closing sales price of the Common Stock as reported on the NASDAQ National Market for the Business Day immediately preceding the Closing Date (the "Closing Price").

                  (b) Except as provided in Section 4.7(f), the Stockholders shall pay all amounts in satisfaction of their respective indemnification obligations under Section 4.2 by delivering to such Issuer Indemnified Persons such number of Acquiror Shares computed by dividing the dollar amount of such Damages subject to indemnification thereunder by the Closing Price.

                  (c) In order to secure the payment by the Stockholders to the Issuer Indemnified Persons of any Damages relating to Identified Liabilities and the inaccuracy of the representations or breach of the warranties, covenants, undertakings or other agreements of the Trustees, the BioClin Affiliates and the Stockholders made hereunder or pursuant to any Securities Exchange Agreement (collectively, the "General Liabilities"), a total of 599,260 shares (the "Recovery Shares") of the Acquiror Shares delivered to the Stockholders pursuant to the Securities Exchange Agreements shall be subject to the escrow provisions set forth in paragraph (d) of this
Section 4.7. Such aggregate number of Recovery Shares shall be allocated as follows: with respect to (i) the General Liabilities, 263,260 Recovery Shares (the "General Recovery Shares"); (ii) the Barr Liability, [200,000] Recovery Shares; (iii) the VCU Liability, [112,000] Recovery Shares; and (iv) the Barbut Liability, [24,000] Recovery Shares. (items (ii) through (iv) above being hereinafter referred to collectively as the "Identified Recovery Shares"). The aggregate number of Recovery Shares has been determined, and the Recovery
Shares have been allocated as set forth above, in reasonable relation to the dollar value reasonably estimated to be attributable to the respective contingencies existing as of the date of this Agreement against which such Recovery Shares secure payment of indemnity. The Recovery Shares shall be allocated among the Stockholders in proportion to their respective ownership of the Acquiror Shares.

                  (d) If at any time prior to, with respect to (i) the General Recovery Shares, the date on which the indemnity by the Stockholders with respect to General Liabilities terminates as provided in Section 4.2(b) of this Agreement and (ii) each group of Identified Recovery Shares, the date on which the indemnity with respect to Damages relating to such corresponding Identified Liability terminates pursuant to Section 4.2(b), the Stockholders shall sell, assign, hypothecate, pledge or otherwise transfer any Acquiror Shares such that thereafter the aggregate number of Acquiror Shares held by the Stockholders free and clear of all such liens and encumbrances is less than the aggregate number of Recovery Shares contemplated by this Section 4.7 (an "Early Transfer"), then the Stockholders shall deposit the portion of the cash proceeds from such Early Transfer as computed in accordance with Section 4.7(e) into an escrow account (the "Escrow Account") with a national bank or other financial institution (the "Escrow Agent") agreed to by the Trustees, the Stockholders and the Issuer pursuant to an escrow agreement, in form and substance reasonably satisfactory to the Trustees, the Stockholders and the Issuer to be held and dispersed subject to the provisions of Section 4.7(f).

                  (e) The cash proceeds from an Early Transfer to be deposited into the Escrow Account pursuant to Section 4.7(d) shall be computed as follows:
(i) the aggregate number of Recovery Shares contemplated by Section 4.7 less
(ii) the aggregate number of Acquiror Shares held by the Stockholders free and clear of all such liens and encumbrances following such Early Transfer multiplied by (iii) the Closing Price.

                  (f) In the event an Early Transfer has occurred, to the extent that a sufficient number of Acquiror Shares are not then held by the Stockholders in order to enable the Stockholders to satisfy their respective indemnification obligations as contemplated by Section 4.7(b), the Stockholders and the Escrow Agent shall deliver to the Issuer Indemnified Persons (i) all Acquiror Shares then held by the Stockholders free and clear of all such liens and encumbrances (the "Delivered Shares") and (ii) that portion of the cash proceeds deposited in the Escrow Account computed by subtracting from (A) the aggregate dollar amount of Damages subject to indemnification pursuant to
Section 4.2, (B) the product of the Delivered Shares and the Closing Price. The Issuer and the Stockholders hereby agree to cause the Escrow Agent to promptly release all remaining cash proceeds from the Escrow Account upon expiration of the Stockholders' indemnification obligations or confirmation that the Stockholders then hold the aggregate number of Recovery Shares contemplated by this Section 4.7.

                  4.8 EXCLUSIVITY. The rights and remedies of the parties hereto under this Article IV shall be the exclusive rights and remedies with respect to the matters set forth herein, except for (i) the rights of any party to seek equitable relief and (ii) any other rights and remedies provided by this Agreement or any Securities Exchange Agreement.


                                    ARTICLE V
                                    ---------
                                  MISCELLANEOUS
                                  -------------

                  5.1 AMENDMENTS. The parties may, from time to time, enter into written amendments, supplements, or modifications hereto for the purpose of adding any provisions to this Agreement or changing in any manner the rights of either of the parties hereunder. No amendment, supplement, or modification shall be binding on any party unless made in writing and signed by a duly authorized representative of such party.

                  5.2 NOTICES. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission, which transmission is confirmed by first class mail (postage pre-paid) or guaranteed overnight delivery:


                  (a)      if to the Issuer to:

                           DNX Corporation
                           575 Route 28
                           Raritan, NJ 08869
                           Attention: John G. Cooper
                                      Chief Financial Officer
                           Telephone: (908) 722-7900
                           Facsimile: (908) 722-6677

                           with copies to:

                           Jones, Day, Reavis & Pogue
                           North Point
                           901 Lakeside Avenue
                           Cleveland, Ohio 44114
                           Attention:  Thomas C. Daniels, Esq.
                           Telephone: (216) 586-3939
                           Facsimile:  (216) 579-0212

                  (b)      if to Hackel to:

                           Alec Hackel
                           Flueliweg 3
                           6045 Meggen
                           Switzerland

                           Telephone: 011-41-41-377-3961
                           Facsimile: 011-41-41-377-3053

                           with copies to:

                           Piper & Marbury L.L.P.
                           1251 Avenue of the Americas
                           New York, New York 10020-1104
                           Attention: Ray A. Mantle, Esq.
                           Telephone: (212) 835-6000
                           Facsimile: (212) 835-6001

                  (c)      if to Barbut to:

                           Dr. Jack Barbut
                           c/o Piper & Marbury L.L.P.
                           1251 Avenue of the Americas
                           New York, New York 10020-1104

                           Telephone: (212) 835-6000
                           Facsimile: (212) 835-6001
                           with copies to:

                           Piper & Marbury L.L.P.
                           1251 Avenue of the Americas
                           New York, New York 10020
                           Attention: Ray A. Mantle, Esq.
                           Telephone: (212) 835-6000
                           Facsimile: (212) 835-6001

                  (d)      if to Jensen to:

                           Dr. John Christian Jensen
                           Bohlstiasse 9a
                           6300 Zug
                           Switzerland

                           Telephone: 011-41-41-710-2309
                           Facsimile: 011-41-41-710-2341

                           with copies to:

                           Piper & Marbury L.L.P.
                           1251 Avenue of the Americas
                           New York, New York 10020
                           Attention: Ray A. Mantle, Esq.
                           Telephone: (212) 835-6000
                           Facsimile: (212) 835-6001

                  (e)      if to Sherby to:

                           c/o CITCO
                           De Ruyterkade 62
                           P.O. Box 812
                           Curacao, Netherlands Autilles
                           Telephone: 599-9-322555
                           Facsimile: 599-9-322500

                           with copies to:

                           Piper & Marbury L.L.P.
                           1251 Avenue of the Americas
                           New York, New York 10020
                           Attention: Ray A. Mantle, Esq.

                           Telephone: (212) 835-6000
                           Facsimile: (212) 835-6001

                  (f)      if to the Trustees/Employee Trustee:

                           Dr. Gerald Rittershaus
                           c/o Rittershaus, Wissmann & von Rosenstiel
                           Theodor-Heuss-Anlage 2
                           68165 Mannheim
                           Germany

                           Telephone: 011-49-621-42-560
                           Facsimile: 011-49-621-42-56-250

                  (g)      if to Reynolds:

                           Ms. Martha Lee Reynolds
                           5105 King William Road
                           Richmond, VA 23225

                  (h)      if to Dvorchik:

                           Mr. Barry Dvorchik
                           1400 Worcester Road
                           Apt. 405
                           Framingham, MA 01701

                  (i)      if to Kraatz:

                           Ms. Christine Dune-Kraatz
                           c/o BioClin GmbH
                           Klinische Forschung
                           Augusta-aulage 21-23
                           68165 Mannheim, Germany

                  (j)      if to Donhardt:

                           Ms. Bettina Donhardt
                           c/o BioClin GmbH
                           Klinische Forschung
                           Augusta-aulage 21-23
                           68165 Mannheim, Germany


                  (k) or, in each case, at such other address or to such other person as may be specified in writing to the other parties.

                  5.3 WAIVER BY CONSENT. Any party hereto may execute and deliver to the other parties hereto a written instrument waiving, on such terms and conditions as such party may specify in such instrument, any of the requirements of this Agreement.

                  5.4 NO IMPLIED WAIVER; RIGHTS ARE CUMULATIVE. The failure to exercise or the delay in exercising by any party of any right, remedy, power, or privilege under this Agreement, shall not operate as a waiver thereof. The single or partial exercise of any right, remedy, or privilege under this Agreement shall not preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights, remedies, powers, and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers, and privileges provided by law.

                  5.5 GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by, construed and interpreted in accordance with the laws of the State of New York (except, to the extent the General Corporation Law of the State of Delaware (the "DGCL") applies to the matters set forth in Article II, the DGCL shall govern) applicable to agreements executed by residents of that state, and fully to be performed in that state.

                  5.6 SEVERABILITY. If any provision of this Agreement is found to be unenforceable for any reason whatsoever, such provision shall be deemed null and void to the extent of such unenforceability but shall be deemed separable from and shall not invalidate any other provision of this Agreement.

                  5.7 CAPTIONS. Captions to the various paragraphs of this Agreement are provided for convenience only and shall not be used to construe the provisions of this Agreement.

                  5.8 ENTIRE AGREEMENT. This Agreement, the Securities Exchange Agreements and the other agreements contemplated hereby and thereby, constitute the entire understanding of the parties hereto with respect to the subject matter of this Agreement and supersedes all prior discussions, agreements, and representations, whether oral or written, concerning the subject matter hereof and whether or not executed by the parties hereto.

                  5.9 FURTHER ASSURANCES. From and after the Closing, upon the reasonable request of any of the parties hereto, each of the other parties hereto shall execute, acknowledge, and deliver all such further acts, deeds, bills of sale, certificates, assignments, transfers, conveyances, sales, use or other transfer tax documentation, powers of attorney, and assurances as may be required to evidence the consummation of the transactions contemplated hereby and as may be appropriate to carry out the transactions contemplated by this Agreement.

                  5.10 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives. Except as specifically provided herein, no party hereto may assign its rights or delegate its duties hereunder without the prior written consent of the other parties hereto.

                  5.11 EXECUTION IN COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered or caused this Agreement to be duly executed and delivered by the proper and duly authorized officers, as the case may be, as of the day and year first above written.

                                   ISSUER:

                                   DNX CORPORATION



                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   TRUSTEES:


                                   By:
                                      -----------------------------------
                                      Dr. Gerald Rittershaus, as Trustee
                                      under the Rittershaus Trust Agreement

                                   By:
                                      -----------------------------------
                                      Manfred Wissmann, as Trustee
                                      under the Wissmann Trust Agreement

                                   STOCKHOLDERS:


                                   --------------------------------------
                                   Alec Hackel



                                   --------------------------------------
                                   Dr. Jack Barbut



                                   --------------------------------------
                                   Dr. John Christian Jensen


                                   SHERBY N.V.


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   EMPLOYEE STOCKHOLDERS:




                                   --------------------------------------
                                   Martha Lee Reynolds




                                   --------------------------------------
                                   Barry Dvorchik




                                   --------------------------------------
                                   Christine Dune-Kraatz




                                   --------------------------------------
                                   Bettina Donhardt



                                   EMPLOYEE TRUSTEE:




                                   --------------------------------------
                                   Dr. Gerald Rittershaus, as Trustee
                                   under the Employee Trust Agreement